UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2005


                        LINCOLN INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  0-5767              61-0575092
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    (State or other jurisdiction     (Commission          (I.R.S Employer
         of incorporation)           File Number)        Identification No.)


           641 Lexington Avenue, 25th Floor, New York, New York 10022
              ----------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 421-1616

ITEM 4.01.  Changes in Registrant's Certifying Accountant

Lincoln International Corporation has been advised by the registrant's principal independent account that the accountant is resigning effective July 8, 2005. The accountant's reports for the last two fiscal years did not contain any adverse opinion, disclaimer of opinion or was modified in any way. There are no disagreements with the registrant's former accountant as to any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure.

The accountant's letter to the Securities and Exchange Commission is attached as an exhibit to this Current Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-B.

On July 12, 2005, the registrant engaged Sherb & Co., LLP to act as its new principal accountant.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned as thereunto duly authorized in the City of New York, State of New York, on the 12th day of July, 2005.


Date: July 12th 2005                LINCOLN INTERNATIONAL CORPORATION

                                    /s/ DEREK CALDWELL
                                    ------------------
                                    By:  Derek Caldwell
                                    Title: President

EXHIBIT

16.1  Letter from Carpenter Mountjoy & Bressler